BYLAWS

OF

REFERRAL HOLDINGS CORPORATION

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                               ARTICLE I
                             STOCKHOLDERS

SECTION 1.01.    Place of Stockholders' Meetings                     1
SECTION 1.02.    Day and Time of Regular Meetings of Stockholders    1
SECTION 1.03.    Purposes of Regular Meetings                        1
SECTION 1.04.    Special Meetings of Stockholders                    2
SECTION 1.05.    Notice of Meetings of Stockholders                  2
SECTION 1.06     Quorum of Stockholders                              3
SECTION 1.07.    Chairman and Secretary of Meeting                   3
SECTION 1.08.    Voting by Stockholders                              3
SECTION 1.09.    Proxies                                             4
SECTION 1.10.    Inspectors                                          4
SECTION 1.11.    List of Stockholders                                4
SECTION 1.12.    Confidential Voting                                 5
SECTION 1.13.    Action by Stockholder                               5

                                ARTICLE II
                                DIRECTORS

SECTION 2.01.    Powers of Directors                                 5
SECTION 2.02.    Method of Election                                  5
SECTION 2.03.    Vacancies on Board                                  6
SECTION 2.04.    Quorum and Action                                   7
SECTION 2.05.    Removal of Directions                               7
SECTION 2.06.    Meetings of the Board                               8
SECTION 2.07.    Presiding Officer and Secretary of Meeting          8
SECTION 2.08.    Action by Consent Without Meeting                   8
SECTION 2.09.    Executive and other Committees                      8
SECTION 2.10.    Compensation of Directors                           9

                              ARTICLE III
                                OFFICERS

SECTION 3.01.    Officers, Titles, Elections, Terms                  9
SECTION 3.02.    General Powers of Officers                         10
SECTION 3.03.    Powers and Duties of the Chairman                  10
SECTION 3.04.    Powers and Duties of the President                 10
SECTION 3.05.    Powers and Duties of Executive Vice Presidents,
                   Senior Vice Presidents and Vice Presidents       10
SECTION 3.06.    Powers and Duties of the Chief Financial Officer   10
SECTION 3.07.    Powers and Duties of the Controller
                   and Assistant Controllers                        10

                                      -i-

SECTION 3.08.    Powers and Duties of the Treasurer  Powers and
                   and Assistant Treasurers                         11
SECTION 3.09.    Duties of the Secretary and Assistant Secretaries  11
SECTION 3.10.    Compensation of Officers                           12

                             ARTICLE IV
                          INDEMNIFICATION

SECTION 4.01.   Right to Indemnification                            12
SECTION 4.02.   Insurance, Contracts and Funding                    13
SECTION 4.03.   Indemnification; Not Exclusive Right                13
SECTION 4.04.   Advancement of Expenses; Procedures; Presumptions
                   and Effect of Certain Proceedings; Remedies      13
SECTION 4.05.   Severability                                        17

                            RTICLE V
                         CAPITAL STOCK

SECTION 5.01.   Stock Certificates                                  17
SECTION 5.02.   Record Ownership                                    17
SECTION 5.03.   Transfer of Record Ownership                        18
SECTION 5.04.   Lost, Stolen or Destroyed Certificates              18
SECTION 5.05.   Transfer Agent; Registrar;
                  Rules Respecting Certificates                     18
SECTION 5.06.   Fixing Record Date for Determination
                  of Stockholders of Record                         18

                           ARTICLE VI
                SECURITIES HELD BY THE CORPORATION

SECTION 6.01.  Voting                                               19
SECTION 6.02.  General Authorization to Transfer
                 Securities Held by the Corporation                 19

                          ARTICLE VII
                 DEPOSITARIES AND SIGNATORIES

SECTION 7.01.   Depositaries                                        20
SECTION 7.02.   Signatories                                         20

                         ARTICLE VIII

                Seal                                                20

                          ARTICLE IX

                Fiscal Year                                         21

                                      -ii-

                              ARTICLE X

                Waiver of or Dispensing With Notice                 21

                           ARTICLE XI

               Political Contributions By the Corporation           21

                           ARTICLE XII

               Amendment of Bylaws                                  21

                            ARTICLE XIII

               Offices and Agent                                    22

                                     -iii-

                                     BYLAWS
                                       OF
                         REFERRAL HOLDINGS CORPORATION

                                   ARTICLE I
                                  STOCKHOLDERS

     SECTION  1.01.  Place  of  Stockholders'  Meetings.  All  meetings  of  the stockholders of the Corporation shall be held at such place or places, within or outside  the  State of  Nevada,  as may be fixed by the  Corporation's  Board of
Directors (the "Board",  and each member thereof a "Director") from time to time or as shall be specified in the respective notices thereof.

     SECTION 1.02. Day and Time of Annual Meetings of Stockholders. An annual or regular meeting of  stockholders  shall be held at such place (within or outside the  State of  Nevada),  date and hour as shall be  determined  by the Board and designated in the notice  thereof.  If any meeting is not called and held within six (6) months after the designated  time, any  stockholder may call the meeting at any time  thereafter.  Failure to hold an annual meeting of  stockholders  at such designated  time shall not affect  otherwise valid corporate acts or work a forfeiture or dissolution of the Corporation.

     SECTION 1.03. Purposes of Annual Meetings.

          (a) At each annual meeting, the stockholders shall elect thesuccessors of the  Directors  whose term  expires at such  annual  meeting  for a term expiring at the next succeeding annual meeting.  At any such annual meeting any business properly brought before the meeting may be transacted.

          (b) To be properly brought before an annual meeting,  business must be
     (i)  specified  in the notice of the meeting ( or any  supplement  thereto)
     given by or at the direction of the Board, (ii) otherwise  properly brought before the meeting by or at the direction of the Board,  or (iii) otherwise properly  brought before the meeting by a  stockholder.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely  notice  thereof in writing to the  Secretary of the
     Corporation.  To be  timely,  a  stockholder's  notice  must be  personally delivered or sent by United States mail, postage prepaid,  to the Secretary of the  Corporation,  not less than 90 nor more than 120 days  prior to the anniversary  date of the immediately  preceding  annual meeting;  provided, however,  that in the event the date of the annual  meeting is more than 30 days earlier or more than 60 days later than such anniversary  date, notice by the  stockholder  must be so  delivered or received not earlier than the
     120th  day prior to such  annual  meeting  and not later  than the close of business on the later of the 90th day prior to the  scheduled  date of such annual  meeting  or  the  tenth  day  following  the  day on  which  public announcement  of the scheduled date of such annual meeting is first made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder  proposes  to  bring  before  the  annual  meeting  (i) a brief description  of the business  desired to be brought before the meeting .and the reasons for  conducting  such business at the meeting and, in the event that such  business  includes a proposal  to amend  either the  Articles of
     Incorporation or these Bylaws, the text of the proposed amendment, (ii) the name  and  address,  as they  appear  on the  Corporation's  books,  of the

                                      -1-

     stockholder  proposing  such  business,  (iii) a  representation  that  the stockholder is a holder of record of stock of the  Corporation  entitled to vote at such  meeting  and  intends  to appear in person or by proxy at the meeting  to  propose  such  business,  (iv) any  material  interest  of the stockholder in such business, and (v) if the stockholder intends to solicit proxies in support of such stockholder's proposal, a representation to that effect. The foregoing notice requirements shall be deemed satisfied by a  stockholder  if  the  stockholder  has  notified  the  Secretary  of the
     Corporation  of his or her  intention  to present a  proposal  at an annual meeting and such  stockholder's  proposal has been included in a proxy statement  that has been  prepared  by  management  of the  Corporation  to solicit proxies for such annual meeting;  provided,  however,  that if such stockholder does not appear or send a qualified  representative  to present such proposal at such annual meeting, the Corporation need not present such proposal  for a vote at  such  meeting,  notwithstanding  that  proxies  in
     respect  of  such  vote  may  have  been   received  by  the   Corporation.
     Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance  with the procedures set forth in this Bylaw.  The Chairman of an annual meeting  shall,  if the facts  warrant,  determine and declare to the meeting that business was not properly  brought before the meeting and in accordance  with the provisions of this  Bylaw or if the  stockholder  solicits  proxies in support of such stockholder's  proposal  without  such  stockholder  having  made  the representation  required by clause (v) of this Bylaw,  and if the  Chairman should so determine,  the Chairman  shall so declare to the meeting and any such  business  not  properly  brought  before  the  meeting  shall  not be transacted.

     SECTION  1.04.  Special  Meetings  of  Stockholders.  Except  as  otherwise expressly required by applicable law, special meetings of the stockholders or of any class or series  entitled  to vote may be called for any purpose or purposes by the Chairman or by a majority  vote of the entire  Board,  to be held at such place  (within  or  outside  the  State  of  Nevada),  date and hour as shall be determined by the Board and designated in the notice thereof. Only such business as is specified in the notice of any special meeting of the  stockholders  shall come before such meeting.

     SECTION  1.05.  Notice of Meetings  of  Stockholders.  Except as  otherwise expressly required or permitted by provisions of the Nevada Business corporation
Law ,Chapter 78 of the Nevada  Revised  Statutes,  NRSss.ss.78.010  et seq. (the
"NVBCL"),  not less than 10 days nor more than 60 days  before the date of every stockholders'  meeting the Secretary  shall give to each  stockholder  of record entitled to vote at such meeting written notice stating the place,  day and time of the meeting  and, in the case of a special  meeting,  the purpose or purposes for which the meeting is called.  Except as  provided in Section  1.06 (d) or as otherwise  expressly required by applicable law, notice of any adjourned meeting of stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. Any previously  scheduled meeting of  stockholders  may be  postponed,  and (unless the Articles of  Incorporation otherwise  provide) any special  meeting of  stockholders  may be  canceled,  by resolution  of the Board upon public  notice given prior to the date  previously scheduled  for such meeting of  stockholders.  Any notice,  if mailed,  shall be deemed to be given when  deposited in the United States mail,  postage  prepaid, addressed to the  stockholder at the address for notices to such  stockholder as it appears on the records of the Corporation.

                                      -2-

     SECTION  1.06.  Quorum of  Stockholders.

          (a) Unless  otherwise  expressly  required by  applicable  law, at any meeting of the stockholders, the presence in person or by proxy of at least a  majority  of the  stockholders  entitled  to cast  votes  thereat  shall constitute a quorum for the entire meeting,  notwithstanding the withdrawal of stockholders  entitled to cast a sufficient number of votes in person or by proxy to reduce the number of votes  represented  at the meeting below a quorum.  Shares of the Corporation's  stock belonging to the Corporation or to another corporation,  if a majority of the shares entitled to vote in an election  of the  directors  of  such  other  corporation  is  held  by the
     Corporation,  shall neither be counted for the purpose of  determining  the presence  of  a  quorum  nor  entitled  to  vote  at  any  meeting  of  the stockholders.

          (b) At any  meeting  of the  stockholders  at which a quorum  shall be present,  a majority of those present in person or by proxy may adjourn the meeting from time to time without  notice  other than  announcement  at the meeting.  In the absence of a quorum,  the officer  presiding thereat shall have power to adjourn the meeting from time to time until a quorum shall be present.  Notice of any adjourned  meeting other than  announcement  at the meeting  shall not be required  to be given,  except as provided in Section
     1.06(d) below and except where expressly required by applicable law.

          (c) At any adjourned  meeting at which a quorum shall be present,  any business may be transacted  which might have been transacted at the meeting originally  called,  but only those  stockholders  entitled  to vote at the meeting as originally  noticed shall be entitled to vote at any adjournment or adjournments thereof unless anew record date is fixed by the Board.

          (d) If an  adjournment  is for  more  than 30 days,  or if  after  the adjournment a new record date is fixed for the adjourned  meeting, a notice of the adjourned  meeting shall be given in the manner specified in Section
     1.05 to each stockholder of record entitled to vote at the meeting.

     SECTION 1.07. Chairman and Secretary of Meeting. The Chairman or, in his or
her absence,  another  officer of the  Corporation  designated  by the Chairman, shall  preside at  meetings  of the  stockholders.  The  Secretary  shall act as secretary  of the  meeting,  or in the absence of the  Secretary,  an  Assistant
Secretary shall so act, or if neither is present, then the presiding officer may appoint a person to act as secretary of the meeting.

     SECTION 1.08.  Voting by  Stockholders.

          (a) Except as otherwise expressly required by applicable law, at every meeting of the  stockholders  each  stockholder  shall be  entitled  to the number of votes specified in the Articles of Incorporation, in person or by proxy,  for each share of stock standing in his or her name on the books of the  Corporation  on the date fixed  pursuant to the  provisions of Section
     5.06 of  these  Bylaws  as the  record  date for the  determination  of the stockholders who shall be entitled to receive notice of and to vote at such meeting.

          (b) When a quorum  is  present  at any  meeting  of the  stockholders, questions shall be decided by the vote of a majority in voting power of the stockholders  present  in person or by proxy and  entitled  to vote at such meeting,  unless a question is one upon which by express  provision of law, the  Articles  of  Incorporation  or  these  Bylaws,  a  different  vote is required, in which case such express provision shall govern and control the decision of such question.

                                      -3-

          (c) Except as required by  applicable  law, the vote at any meeting of stockholders  on any question need not be by ballot,  unless so directed by the  chairman of the  meeting.  On a vote by ballot,  each ballot  shall be signed by the stockholder  voting, or by his or her proxy, if there be such proxy, and shall state the number of shares voted.

     SECTION 1.09. Proxies.  Any stockholder  entitled to vote at any meeting of stockholders may vote either in person or by his or her attorney-in-fact.  Every proxy shall be in writing and shall be subscribed by the  stockholder  or his or her duly  authorized  attorney-in-fact,  but need not be  sealed,  witnessed  or acknowledged.

     SECTION 1.10. Inspectors.

          (a) The  election  of  Directors  and any other  vote by ballot at any meeting of the stockholders shall be supervised by at least two inspectors.
     Such  inspectors may be appointed by the Chairman before or at the meeting.
     If the Chairman  shall not have so appointed  such  inspectors or if one or both inspectors so appointed shall refuse to serve or shall not be present, such  appointment  shall be made by the officer  presiding  at the meeting.
     Each  inspector,  before  entering upon the discharge of his or her duties, shall take and sign an oath  faithfully  to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

          (b) The  inspectors  shall

               (i) ascertain the number of shares of the Corporation outstanding and the voting power of each,

               (ii)   determine  the  shares   represented  at  any  meeting  of
          stockholders and the validity of the proxies and ballots,

               (iii) count all proxies and ballots,

               (iv) determine and retain for a reasonable period a record of the disposition  of  any  challenges  made  to  any  determination  by the inspectors, and

               (v)  certify  their   determination   of  the  number  of  shares
          represented  at the  meeting,  and  their  count  of all  proxies  and ballots.  The  inspectors  may  appoint  or retain  other  persons  or entities to assist the inspectors in the  performance of the duties of the inspectors.

     SECTION  1.11.  List of  Stockholders.

          (a) At least 10 days before every meeting of  stockholders,  the Chief
     Financial  Officer  shall cause to be prepared and made a complete  list of the stockholders entitled to vote at the meeting,  arranged in alphabetical order and showing the address of each  stockholder and the number of shares registered in the name of each stockholder.

          (b) During ordinary  business hours,  for a period of at least 10 days prior  to the  meeting,  such  list  shall  be open to  examination  by any stockholder  for any  purpose  germane  to the  meeting,  either at a place within  the city  where the  meeting is to be held,  which  place  shall be specified  in the notice of the  meeting,  or if not so  specified,  at the
     Corporation's registered office.

          (c) The list shall also be produced  and kept at the time and place of the meeting  during the whole time of the meeting,  and it may be inspected by any stockholder who is present.

                                      -4-

          (d) The  stock  ledger  shall be the only  evidence  as to who are the stockholders  entitled to examine the stock  ledger,  the list  required by this Section 1.11 or the books of the Corporation,  or to vote in person or by proxy at any meeting of stockholders.

     SECTION 1.12.  Confidential  Voting.

          (a)  Proxies  and  ballots   that   identify  the  votes  of  specific
     stockholders  shall  be  kept  in  confidence  by the  tabulators  and  the inspectors of election unless

               (i)  there  is an  opposing  solicitation  with  respect  to  the election or removal of Directors,

               (ii) disclosure is required by applicable law,

               (iii) a stockholder  expressly  requests or otherwise  authorizes disclosure, or

               (iv) the  Corporation  concludes  in good  faith that a bona fide dispute exists as to the authenticity of one or more proxies,  ballots or votes,  or as to the accuracy of any  tabulation  of such  proxies, ballots or votes.

          (b) The  tabulators  and  inspectors  of election  and any  authorized agents or other  persons  engaged in the receipt,  count and  tabulation of proxies and ballots shall be advised of this Bylaw and instructed to comply herewith.

          (c) The  inspectors of election  shall  certify,  to the best of their knowledge based on due inquiry,  that proxies and ballots have been kept in confidence as required by this Section 1.12.

     SECTION 1.13 Action by Stockholders. Any action required or permitted to be taken by the  stockholders  of the  Corporation may be effected at a duly called annual or special stockholders' meeting, or by a consent adopted in writing by a majority of  stockholders  except if a different  proportion  of voting power is required  for such  action at a meeting,  then that same  proportion  of written consents is required.

                                   ARTICLE II
                                   DIRECTORS

     SECTION  2.01.  Powers  of  Directors.  The  business  and  affairs  of the
Corporation  shall be managed by or under the direction of the Board,  which may exercise all the powers of the Corporation except such as are by applicable law, the  Articles of  Incorporation  or these  Bylaws  required to be  exercised  or performed by the stockholders-

     SECTION  2.02.  Method of  Election.  The number of  Directors  which shall
constitute   the  whole  Board  shall  be  as  set  forth  in  the  Articles  of
Incorporation. Directors need not be stockholders of the Corporation or citizens of the  United  States of  America.  Nominations  of  persons  for  election  as
Directors may be made by the Board or by any stockholder who is a stockholder of record at the time of giving of the notice of  nomination  provided  for in this
Section  2.02 and who is entitled to vote for the  election  of  Directors.  Any stockholder  of record  entitled  to vote for the  election  of  Directors  at a meeting may  nominate a person or persons  for  election  as  Directors  only if written notice of such stockholder's  intent to make such nomination is given in accordance  with the  procedures  for bringing  business  before the meeting set forth in Section  1.03(b) of these  Bylaws,  either by  personal  delivery or by
United  States mail,  postage  prepaid,  to the Secretary (i) with respect to an election to be held at an annual meeting of  stockholders,  not less than 90 nor more than 120 days prior to the anniversary  date of the  immediately  preceding

                                      -5-

annual  meeting;  provided,  however,  that in the event the date of the  annual meeting  is more  than 30 days  earlier  or more  than 60 days  later  than such anniversary date, notice by the stockholder must be so delivered or received not earlier than the 120th day prior to the  scheduled  date of such annual  meeting and not later than the close of  business  on the later of the 90th day prior to the scheduled  date of such annual  meeting or the 10th day following the day on which public  announcement of the date of such annual meeting is first made, and
(ii) with respect to an election to be held at a special meeting of stockholders for the  election  of  Directors,  not  earlier  than the 90th day prior to such special  meeting  and not later than the close of  business  on the later of the
60th day prior to such  special  meeting or the 10th day  following  the date on which  notice of such meeting is first given to  stockholders.  Each such notice shall set forth:

          (a) the name and  address of the  stockholder  who intends to make the nomination and of the person or persons to be nominated;

          (b) a  representation  that the  stockholder  is a holder of record of stock of the  Corporation  entitled to vote at such  meeting and intends to appear in person  or by proxy at the  meeting  to  nominate  the  person or persons specified in the notice;

          (c) a description of all  arrangements or  understandings  between the stockholder  and each nominee and any other person or persons  (naming such person or persons)  pursuant to which the nomination or nominations  are to be made by the stockholder;

          (d) such other  information  regarding  each nominee  proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board;

          (e) the consent of each  nominee to serve as a Director if so elected;
     and

          (f) if the  stockholder  intends to solicit proxies in support of such stockholder's nominee(s), a representation to that effect.

     The  chairman of any meeting of  stockholders  to elect  Directors  and the
Board  may  refuse to  acknowledge  the  nomination  of any  person  not made in compliance with the foregoing  procedure or if the stockholder  solicits proxies in support of such stockholder's nominee(s) without such stockholder having made the representation required by clause (f) of this Bylaw.

     Except as specifically  required in the Articles of Incorporation,  at each meeting of the  stockholders  for the election of Directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of
Directors to be elected, shall be the Directors.

     SECTION  2.03.  Vacancies  on Board:  Increase  in Size of  Board.

          (a) Any Director may resign from office.  at any time by  delivering a written resignation to the Chairman or the Secretary.  The resignation will take effect at the time specified  therein or, if no time is specified,  at the time of its receipt by the Corporation. The acceptance of a resignation shall not be necessary to make it effective,  unless  expressly so provided in the resignation.

                                      -6-

          (b) Newly  created  directorships  resulting  from any increase in the number of Directors and any  vacancies on the Board of Directors  resulting from death, resignation,  disqualification, removal or other cause shall be filled by a vote of the  majority of directors  then in office  though less than a quorum.

     SECTION 2.04. Removal of Directors.  Provided the Articles of Incorporation
do not require the concurrence of a larger  percentage of stock entitled to vote in order to remove a Director,  any  Director may be removed from office with or without cause by the  stockholders  representing  not less than seventy  percent
(70%) of the issued and outstanding stock entitled to voting power,  except that if the Articles of Incorporation provide for conculative voting, no Director may be removed except upon the vote of stockholders owning sufficient shares to have prevented his or her elections in the first place.

     SECTION 2.05.  Meetings of the Board.

          (a) The Board may hold its meetings,  both regular and special, either within or outside the State of Nevada,  at such places as from time to time may be determined  by the Board or as may be  designated in the  respective notices or waivers of notice thereof.

          (b) Annual  meetings  of the Board  shall be held at such times and at such places as from time to time shall be determined by the Board.

          (c) The first  meeting of each newly  elected  Board  shall be held as soon as practicable  after the annual meeting of the stockholders and shall be for the election of officers and the  transaction of such other business as may come before it.

          (d) Special  meetings of the Board  shall be held  whenever  called by direction  of the Chairman or at the request of  Directors  constituting  a majority of the number of Directors then in office.

          (e) Members of the Board or any Committee of the Board may participate in a  meeting  of the Board or  Committee,  as the case may be, by means of conference telephone or similar communications  equipment by means of which all persons  participating  in the  meeting  can hear each other,  and such participation shall constitute presence in person at such meeting.

          (f)  The  Secretary,  or an  Assistant  Secretary  designated  by  the
     Secretary,  shall give notice to each  Director of any meeting of the Board
     by  mailing   the  same  at  least  two  days  before  the  meeting  or  by electronically  transmitting  or delivering the same not later than the day before  the  meeting.  Such  notice  need not  include a  statement  of the business to be transacted at, or the purpose of, any such meeting.  Any and all business may be  transacted  at any meeting of the Board.  No notice of any adjourned meeting need be given. No notice to or waiver by any Director shall be  required  with  respect to any  meeting at which the  Director is present.

                                      -7-

     SECTION 2.06. Quorum and Action.  Except as otherwise expressly required by applicable law, the Articles of Incorporation or these Bylaws, at any meeting of the Board,  the  presence of a majority of the entire  Board shall  constitute a quorum for the transaction of business; but if there shall be less than a quorum at any meeting of the Board, a majority of those present may adjourn the meeting from time to time. Unless otherwise  provided by applicable law, the Articles of
Incorporation or these Bylaws, the vote of a majority of the Directors present (
and not  abstaining)  at any  meeting  at which a  quorum  is  present  shall be necessary for the approval and adoption of any resolution or the approval of any act of the Board.

     SECTION 2.07.  Presiding Officer and Secretary of Meeting. The Chairman or,
in the absence of 'the  Chairman,  a member of the Board selected by the members present, shall preside at meetings of the Board. The Secretary,  or an Assistant
Secretary  designated by the  Secretary,  shall act as secretary of the meeting, but in the absence of the Secretary, or an Assistant Secretary designated by the
Secretary, the presiding officer may appoint a secretary of the meeting.

     SECTION 2.08.  Action by Consent  Without  Meeting.  Any action required or permitted  to be taken at any meeting of the Board or of any  Committee  thereof may be taken without a meeting if all members of the Board or Committee,  as the case may be,  consent  thereto in writing and the writing or writings  are filed with the minutes of proceedings of the Board or the Committee.

     SECTION 2.09. Executive and other Committees.

          (a) Establishment and powers.  Unless it is otherwise  provided in the
     Articles of Incorporation, the Board of Directors may designate one or more committees  which,  to the extent provided in the resolution or resolutions or in these  Bylaws,  have and may  exercise  the  powers  of the  Board of
     Directors in the management of the business and affairs of the Corporation, and shall have the power to  authorize  the seal of the  Corporation  to be affixed to all papers on which the  corporation  desires to place the seal.
     The committee or  committees  must have such name or names as may be stated
     in these  Bylaws or as may be  determined  from time to time by  resolution adopted by the Board of Directors. Each committee must include at least one
     Director. Unless the Articles of Incorporation provide otherwise, the Board of Directors may appoint  natural persons who are not Directors to serve on committees.

          (b) Alternate  committee members.  The Board may designate one or more
     Directors as alternate  members of any committee who may replace any absent or disqualified  member of any meeting of the committee of for the purposes of any written action by the committee.  In the absence or disqualification of a member and alternate  member of members of a committee,  the member or members thereof present at any meeting and not disqualified from voting may unanimously  appoint another Director to act at the meeting in the place of the absent or disqualified member.

          (c) Term.  Each  committee of the Board shall serve at the pleasure of the Board.

                                      -8-

          (d)  Committee  procedures.  The term "Board of Directors" or "Board,"
     when used in any provision of these Bylaws relating to the  organization or procedures  of or the  manner of taking  action by the Board of  Directors, shall be  construes  to  include  and refer to any other  committee  of the
     Board.

     SECTION 2.10. Compensation of Directors. Unless otherwise restricted by the
Articles of  Incorporation  or these Bylaws,  Directors  shall receive for their services on the Board or any Committee  thereof such  compensation and benefits, including the granting of options,  together with expenses, if any, as the Board may from  time to time  determine.  The  Directors  may be paid a fixed  sum for attendance  at each  meeting of the Board or Committee  thereof  and/or a stated
annual sum as a Director,  together with expenses, if any, of attendance at each meeting of the Board or Committee  thereof.  Nothing herein  contained  shall be construed  to preclude any Director  from serving the  Corporation  in any other capacity and receiving compensation therefor .

                                  ARTICLE III
                                    OFFICERS

     SECTION 3.01. Officers, Titles, Elections, Terms.

          (a) The Board may from time to time elect a Chairman, a President, one or more Executive Vice Presidents,  one or more Senior Vice Presidents, one or more  Vice  Presidents,  a Chief  Financial  Officer,  a  Controller,  a
     Treasurer,  and a Secretary and a General  Counsel to serve at the pleasure of the Board or otherwise as shall be specified by the Board at the time of such election and until their successors are elected and qualified or until their earlier death, retirement, resignation or removal.

          (b) The Board may elect or appoint  at any time such  other  officers, assistant officers,  or agents with such duties as it may deem necessary or desirable. Such other officers or agents shall serve at the pleasure of the
     Board or  otherwise  as shall be specified by the Board at the time of such election  or  appointment  and, in the case of such other  officers,  until their  successors  are elected and qualified or until their earlier  death, retirement,  resignation or removal.  Each such officer or agent shall have such  authority and shall perform such duties as may be provided  herein or as the Board may prescribe. The Board may from time to time delegate to any officer or committee the power to appoint and to retain or remove any other such officer or agent and to prescribe such person's authority and duties.

          (c) Any vacancy in any office may be filled for the unexpired  portion of the term by the Board or each  officer or  committee to which such power has been delegated. Each officer elected or appointed during the year shall hold  office  for the  unexpired  portion  of the term or until  his or her successor is elected or appointed and qualified or until his or her earlier death, retirement, resignation or removal.

          (d) Any  officer  or agent  elected or  appointed  by the Board may be removed at any time by the  affirmative  vote of a  majority  of the entire
     Board.

          (e) Any officer may resign from office at any time.  Such  resignation shall be made in writing and given to the President or the  Secretary.  Any such resignation shall take effect at the time specified therein, or, if no time is  specified,  at the time of its  receipt  by the  Corporation.  The acceptance  of a  resignation  shall not be necessary to make it effective, unless expressly so provided in the resignation.

                                      -9-

          SECTION 3.02.  General Powers of Officers.  Except as may be otherwise provided by applicable law or in Article VI or Article VII of these Bylaws, the Chairman, the President,  any Executive Vice President, any Senior Vice
     President,  any Vice President,  the Chief Financial  Officer,  the General
     Counsel, the Controller,  the Treasurer and the Secretary,  or any of them, may (i) execute and deliver in the name of the Corporation,  in the name of any Division of the  Corporation or in both names any agreement,  contract, instrument,  power of attorney or other document pertaining to the business or  affairs  of  the  Corporation  or  any  Division  of  the  Corporation,
     including, without limitation,  agreements or contracts with any government or governmental department, agency or instrumentality, and (ii) delegate to any employee or agent the power to execute and deliver any such  agreement, contract, instrument, power of attorney or other document.

     SECTION 3.03. Powers and Duties of the Chairman.  The Chairman shall be the
Chief  Executive  of the  Corporation  and shall  report  directly to the Board.
Except  in  such  instances  as  the  Board  may  confer  powers  in  particular transactions upon any other officer, and subject to the control and direction of the Board,  the Chairman shall manage and direct the business and affairs of the
Corporation  and  shall  communicate  to the  Board  and any  Committee  thereof reports,  proposals and  recommendations  for their respective  consideration or action.  He or she may do and perform all acts on behalf of the  Corporation and shall preside at meetings of the Board and the stockholders.

     SECTION 3.04. Powers and Duties of the President.  The President shall have such powers and perform  such duties as the Board or the  Chairman may from time to time prescribe or as may be prescribed in these Bylaws.

     SECTION 3.05.  Powers and Duties of Executive Vice Presidents,  Senior Vice
Presidents  and  Vice  Presidents.   Executive  Vice  Presidents,   Senior  Vice
Presidents and Vice Presidents shall have such powers and perform such duties as the  Board  or the  Chairman  may  from  time  to  time  prescribe  or as may be prescribed in these Bylaws.

     SECTION 3.06. Powers and Duties of the Chief Financial  Officer.  The Chief
Financial Officer shall have such powers and perform such duties as the Board or the Chairman may from time to time  prescribe or as may be  prescribed  in these
Bylaws.  The Chief  Financial  Officer shall cause to be prepared and maintained
(i) a stock ledger  containing the names and addresses of all  stockholders  and the  number of shares  held by each and (ii) the list of  stockholders  for each meeting of the  stockholders  as required by Section 1.11 of these  Bylaws.  The
Chief Financial  Officer shall be responsible for the custody of all stock books and of all unissued stock certificates.

     SECTION  3.07.   Powers  and  Duties  of  the   Controller   and  Assistant
Controllers.

          (a)  The  Controller  shall  be  responsible  for the  maintenance  of adequate  accounting  records  of  all  assets,  liabilities,  capital  and transactions of the  Corporation.  The Controller  shall prepare and render such  balance  sheets,  income  statements,  budgets  and  other  financial

                                      -10-

     statements and reports as the Board or the Chairman may require,  and shall perform  such other  duties as may be  prescribed  or assigned  pursuant to these Bylaws and all other acts incident to the position of Controller.

          (b) Each Assistant  Controller  shall perform such duties as from time to time may be assigned by the Controller or by the Board.  In the event of the absence,  incapacity  or inability to act of the  Controller,  then any
     Assistant  Controller may perform any of the duties and may exercise any of the powers of the Controller .

     SECTION 3.08. Powers and Duties of the Treasurer and Assistant  Treasurers.

          (a) The Treasurer shall have the care and custody of all the funds and securities of the  Corporation,  except as may be otherwise  ordered by the
     Board, and shall cause such funds

               (i) to be  invested  or  reinvested  from  time to  time  for the benefit of the  Corporation  as may be  designated  by the Board,  the
          Chairman, the President,  the Chief Financial Officer or the Treasurer
          or

               (ii) to be  deposited  to the credit of the  Corporation  in such banks or depositories as may be designated by the Board, the Chairman, the President, the Chief Financial Officer or the Treasurer, and shall cause such  securities to be placed in  safekeeping  in such manner as may be designated by the Board, the Chairman, the President, the Chief
          Financial Officer or the Treasurer.

          (b) The  Treasurer,  any  Assistant  Treasurer or such other person or persons as may be designated  for such purpose by the Board,  the Chairman, the President,  the Chief Financial Officer or the Treasurer may endorse in the name and on behalf of the  Corporation  all instruments for the payment of money, bills of lading, warehouse receipts, insurance policies and other commercial documents requiring such endorsement.

          (c) The  Treasurer,  any  Assistant  Treasurer or such other person or persons as may be designated  for such purpose by the Board,  the Chairman, the President,  the Chief  Financial  Officer or the Treasurer (i) may sign all receipts and vouchers for payments made to the Corporation;  (ii) shall render a statement of the cash account of the  Corporation  to the Board as often as it shall  require the same;  and (iii) shall  enter  regularly  in books to be kept for that purpose  full and accurate  account of all moneys received  and paid on  account  of the  Corporation  and of all  securities received and delivered by the Corporation.

          (d) The Treasurer shall perform such other duties as may be prescribed or assigned  pursuant to these  .Bylaws and all other acts  incident to the position of Treasurer.  Each Assistant  Treasurer shall perform such duties as may from time to time be assigned by the  Treasurer or by the Board.  In the event of the absence,  incapacity or inability to act of the Treasurer, then any Assistant Treasurer may perform any of the duties and may exercise any of the powers of the Treasurer .

     SECTION 3.09. Powers and Duties of the Secretary and Assistant Secretaries.

          (a)  The  Secretary,  or an  Assistant  Secretary  designated  by  the
     Secretary,  shall keep the minutes of all proceedings of the  stockholders, the Board and the Committees of the Board.  The Secretary,  or an Assistant
     Secretary  designated  by the  Secretary,  shall  attend to the  giving and serving  of  all  notices  of  the  Corporation,  in  accordance  with  the provisions  of  these  Bylaws  and  as  required  by  applicable  law.  The
     Secretary, or an Assistant Secretary designated by the Secretary,  shall be the custodian of the seal of the Corporation.  The Secretary shall affix or cause  to be  affixed  the  seal  of the  Corporation  to  such  contracts, instruments and other documents requiring the seal of the Corporation,  and when so affixed may attest the same and shall  perform such other duties as may be prescribed  or assigned  pursuant to these Bylaws and all other acts incident to the position of Secretary.

          (b) Each  Assistant  Secretary  shall  perform such duties as may from time to time be assigned by the Secretary or by the Board.  In the event of the absence,  incapacity  or inability  to act of the  Secretary,  then any
     Assistant  Secretary  may perform any of the duties and may exercise any of the powers of the Secretary.

     SECTION 3.10.  Compensation of Offices. The salaries and other compensation of officers  elected by the Board of Directors  shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the  Board.  The  salaries  and  other  compensation  of any  other  officer, assistant  officer,  employee  and agent shall be fixed from time to time by the officer  or  committee  to  which  the  power  to elect  such  persons  has been delegated.  No officer shall be prevented  from  receiving  such salary or other compensation  by  reason of the fact  that he or she is also a  Director  of the
Corporation.

                                   ARTICLE IV
                                INDEMNIFICATION

     SECTION 4.01.

          (a) Right to Indemnification.  The Corporation,  to the fullest extent permitted by applicable law as then in effect,  shall  indemnify any person who is or was involved in any manner (including,  without limitation,  as a party  or a  witness)  or is  threatened  to be  made  so  involved  in any threatened,  pending or completed  investigation,  claim,  action,  suit or
     proceeding,  whether  civil,  criminal,   administrative  or  investigative
     (including, without limitation, any action, suit or proceeding by or in the
     right  of  the   Corporation  to  procure  a  judgment  in  its  favor)  (a
     "Proceeding")  by reason of the fact that such person is or was a Director, officer,  employee or agent of the  Corporation or is or was serving at the request of the Corporation as a director,  officer, employee,  fiduciary or agent of another corporation, partnership, joint venture, limited liability company,  trust or other enterprise  (including,  without  limitation,  any
     employee  benefit  plan)  (a  "Covered   Entity"),   against  all  expenses
     (including  attorneys'  fees),   judgments,   fines  and  amounts  paid  in
     settlement  actually and reasonably  .incurred by such person in connection with such Proceeding. Any person entitled to indemnification as provided in this Section 4.01(a) is hereinafter called an "Indemnitee." Any right of an
     Indemnitee to  indemnification  shall be a contract right and shall include the right to receive, prior to the conclusion of any Proceeding, payment of any expenses incurred by the Indemnitee in connection with such Proceeding, consistent  with the provisions of applicable law as then in effect and the other provisions of this Article IV .

          (b) Effect of Amendments.  Neither the amendment or repeal of, nor the adoption of a provision inconsistent with, any provision of this Article IV
     (including, without limitation, this Section 4.01(b>>shall adversely affect the  rights of any  Director  or officer  under this  Article IV : (i) with respect to any Proceeding  commenced or threatened prior to such amendment, repeal  or  adoption  of  an  inconsistent  provision  or  (ii)  after  the

                                      -12-

     occurrence of a Change in Control (as defined in Section 4.04(e)(i) of this
     Article IV),  with respect to any  Proceeding  arising out of any action or omission  occurring  prior to such  amendment,  repeal  or  adoption  of an inconsistent  provision, in either case without the written consent of such
     Director or officer.

     SECTION  4.02.  Insurance.  Contracts  and  Funding.  The  Corporation  may
purchase and maintain insurance to protect itself and any Indemnitee against any expenses,  judgments,  fines and amounts  paid in  settlement  as  specified  in
Section 4.01(a) or Section 4.05 of this Article IV or incurred by any Indemnitee in connection with any Proceeding  referred to in such Sections,  to the fullest extent permitted by applicable law as then in effect.  The Corporation may enter into contracts with any Director,  officer, employee or agent of the Corporation or any director, officer, employee,  fiduciary or agent of any Covered Entity in furtherance  of the provisions of this Article IV and may create a trust fund or use other means (including,  without  limitation,  a letter of credit) to ensure the payment of such  amounts as may be necessary  to effect  indemnification  as provided in this Article IV .

     SECTION  4.03.   Indemnification   Not  Exclusive   Right.   The  right  of
indemnification  provided in this Article IV shall not be exclusive of any other rights to which any Indemnitee may otherwise be entitled,  and the provisions of
this   Article  IV  shall   inure  to  the   benefit  of  the  heirs  and  legal
representatives  of any  Indemnitee  and  shall  be  applicable  to  Proceedings commenced or continuing  after the adoption of this Article IV , whether arising from acts or omissions occurring before or after such adoption.

     SECTION 4.04. Advancement of Expenses: Procedures:  Presumptions and Effect
of Certain Proceedings:  Remedies In furtherance,  but not in limitation, of the foregoing provisions, the following procedures,  presumptions and remedies shall
apply  with   respect  to  the   advancement   of  expenses  and  the  right  to
indemnification under this Article IV :

          (a) Advancement of Expenses. All reasonable expenses incurred by or on behalf of an Indemnitee  inconnection with any Proceeding shall be advanced to the  Indemnitee by the  Corporation  within 20 days after the receipt by the Corporation of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition  of such  Proceeding.  Any such  statement or statements  shall reasonably  evidence  the  expenses  incurred by the  Indemnitee  and shall include any written  affirmation or undertaking  required by applicable law in effect at the time of such advance.

          (b) Procedures for Determination of Entitlement to Indemnification.

               (i) To obtain  indemnification  under  Article IV , an Indemnitee shall submit to the Secretary of the  Corporation  a written  request,
          including  such   documentation   and  information  as  is  reasonably
          available  to the  Indemnitee  and  reasonably  necessary to determine
          whether   and  to  what   extent  the   Indemnitee   is   entitled  to
          indemnification (the "Supporting Documentation"). The determination of the  Indemnitee's  entitlement  to  indemnification  shall be made not later than 60 days after  receipt by the  Corporation  of the  written
          request   for    indemnification    together   with   the   Supporting
          Documentation.  The Secretary of the Corporation shall,  promptly upon receipt  of such a request  for  indemnification,  advise the Board in writing that the Indemnitee has requested indemnification.

                                      -13-

               (ii) The Indemnitee's  entitlement to indemnification  under this
          Article shall be determined in one of the following ways:

                    (A) by a majority  vote of the  Disinterested  Directors (as hereinafter defined), if they constitute a quorum of the Board;

                    (B)  by  a  written  opinion  of  Independent   Counsel  (as
               hereinafter  defined) if (x) a Change in Control (as  hereinafter defined)  shall have  occurred and the  Indemnitee so requests or
               (y) a quorum of the Board consisting of  Disinterested  Directors is not  obtainable  or,  even if  obtainable,  a majority of such
               Disinterested Directors so directs;

                    (C) by the  stockholders of the  Corporation  (but only if a majority of the  Disinterested  Directors,  if they  constitute a quorum  of the  Board,  presents  the  issue  of  entitlement  to indemnification to the stockholders for their determination); or

                    (D) as provided in Section 4.04(c) of this Article

               (iii)  In  the  event  the   determination   of   entitlement  to
          indemnification  is to be  made by  Independent  Counsel  pursuant  to
          Section 4.04(b)(ii),  a majority of the Disinterested  Directors shall select the  Independent  Counsel,  but only an Independent  Counsel to which the Indemnitee does not reasonably  object;  provided,  however, that if a Change in Control shall have occurred,  the Indemnitee shall select such Independent  Counsel,  but only an Independent  Counsel to which a majority of the  Disinterested  Directors  does not reasonably object.

          (c)  Presumptions  and  Effect  of  Certain  Proceedings.   Except  as
     otherwise  expressly  provided  in this  Article IV, if a Change in Control shall have  occurred,  the  Indemnitee  shall be presumed to be entitled to indemnification  under this Article IV (with respect to actions or failures to act  occurring  prior to such Change in Control)  upon  submission  of a request for indemnification  together with the Supporting  Documentation in accordance  with Section  4.04(b ) of this Article IV, and  thereafter  the
     Corporation  shall have the burden of proof to overcome that presumption in reaching a contrary  determination.  In any event, if the person or persons
     empowered   under  Section   4.04(b)  of  this  Article  IV,  to  determine
     entitlement to  indemnification  shall not have been appointed or shall not have made a  determination  within 60 days after receipt by the Corporation of the request  therefor  together with the Supporting  Documentation,  the
     Indemnitee shall be deemed to be, and shall be, entitled to indemnification unless (A) the Indemnitee  misrepresented  or failed to disclose a material fact  in  making  the  request  for  indemnification  or in the  Supporting
     Documentation  or (B)  such  indemnification  is  prohibited  by  law.  The termination of any Proceeding described in Section 4.01.of this Article IV, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself,  adversely affect the right of the Indemnitee to indemnification or create a presumption  that the  Indemnitee did not act in good faith and in a  manner  which  the  Indemnitee  reasonably  believed  to be in or not opposed to the best  interests of the  Corporation  or, with respect to any criminal  Proceeding,  that the Indemnitee had reasonable  cause to believe that his or her conduct was unlawful-

          (d) Remedies of Indemnitee.

               (i) In the event that a determination is made pursuant to Section
          4.04(b) of this  Article IV that the  Indemnitee  is not  entitled  to indemnification under this Article IV,

                    (A) the Indemnitee shall be entitled to seek an adjudication of his or her entitlement to such indemnification  either, at the
               Indemnitee's  sole  option,  in (x) an  appropriate  court of the

                                      -14-

               State of Texas or any other court of  competent  jurisdiction  or
               (y)  an  arbitration  to  be  conducted  by a  single  arbitrator pursuant  to the rules of the  American  Arbitration  Association provided that all hearings  shall be conducted in Travis  County,
               Texas;

                    (B) any such judicial  proceeding or arbitration shall be de novo and the Indemnitee shall not be prejudiced by reason of such adverse determination; and

                    (C) if a Change in Control shall have occurred,  in any such judicial proceeding or arbitration the Corporation shall have the burden  of  proving  that  the  Indemnitee  is  not  entitled  to indemnification under this Article IV (with respect to actions or failures to act occurring prior to such Change in Control).

               (ii) If a  determination  shall  have been made or deemed to have been made,  pursuant to Section  4.04(b) or ( c ) of this Article IV , that the Indemnitee is entitled to  indemnification,  the  Corporation
          shall   be   obligated   to  pay   the   amounts   constituting   such
          indemnification  within  five days after such  determination  has been made or deemed to have  been made and shall be  conclusively  bound by such determination unless

                    (A) the  Indemnitee  misrepresented  or failed to disclose a material fact in making the request for indemnification or in the
               Supporting Documentation or

                    (B) such  indemnification is prohibited by law. In the event that (x)  advancement  of expenses is not timely made pursuant to
               Section   4.04(a)  of  this   Article   IV  or  (y)   payment  of
               indemnification   is  not  made   within   five   days   after  a
               determination of entitlement to indemnification  has been made or deemed to have been made pursuant to Section  4.04(b) or ( c ) of this  Article  IV , the  Indemnitee  shall  be  entitled  to seek judicial enforcement of the Corporation's  obligation to pay
               to   the   Indemnitee    such    advancement   of   expenses   or
               indemnification.  Notwithstanding the foregoing,  the Corporation may  bring an  action,  in an  appropriate  court in the State of
               Texas or any other court of  competent  jurisdiction,  contesting the right of the Indemnitee to receive indemnification  hereunder due to the  occurrence of an event  described in Subclause (A) or
               (B) of  this  clause  (ii) (a  "Disqualifying  Event");
               provided,  however, that in any such action the Corporation shall have the burden of proving the  occurrence of such  Disqualifying
               Event.

               (iii) The  Corporation  shall be precluded  from asserting in any judicial proceeding or arbitration  commenced pursuant to this Section
          4.04(d) that the  procedures and  presumptions  of this Article IV are not valid,  binding and  enforceable  and shall  stipulate in any such court or before any such  arbitrator  that the Corporation is bound by all the  provisions  of this  Article IV .. (iv) In the event that the
          Indemnitee,  pursuant  to  this  Section  4.04(d),  seeks  a  judicial adjudication  of or an  award in  arbitration  to  enforce  his or her rights under,  or to recover  damages for breach of, this Article IV , the Indemnitee shall be entitled to recover from the Corporation,  and shall be indemnified by the Corporation against, any expenses actually and reasonably  incurred by the Indemnitee if the Indemnitee  prevails
          in  such  judicial  adjudication  or  arbitration.   If  it  shall  be
          determined  in such  judicial  adjudication  or  arbitration  that the
          Indemnitee   is  entitled   to  receive   part  but  not  all  of  the
          indemnification  or  advancement  of  expenses  sought,  the  expenses
          incurred  by  the   Indemnitee  in   connection   with  such  judicial
          adjudication or arbitration shall be prorated accordingly.

         (e) Definitions. For purposes of this Article IV:

                                      -15-

               (i)  "Change  in  Control"  means  a  change  in  control  of the
          Corporation  of a nature  that would be  required  to be  reported  in response to Item 6(e) (or any successor  provision) of Schedule 14A of
          Regulation  14A (or any  amendment  or  successor  provision  thereto)
          promulgated  under the  Securities  Exchange  Act of 1934 (the "Act"), whether  or not the  Corporation  is then  subject  to such  reporting requirement;  provided that, without  limitation,  a change in control shall be deemed to have occurred if

                    (A) any "person" (as such term is used in Sections l3(d) and
               14(d)  of the  Act) is or  becomes  the  "beneficial  owner"  (as defined in Rule 13d-3 under the Act), directly or indirectly,  of securities  of the  Corporation  representing  25% or more of the
               voting  power  of  all   outstanding   shares  of  stock  of  the
               Corporation   entitled  to  vote  generally  in  an  election  of
               Directors  without the prior  approval of at least  two-thirds of the  members  of the  Board in office  immediately  prior to such acquisition;

                    (B) the  Corporation  is a party to any merger,  exchange or consolidation  in which the  Corporation is not the continuing or
               surviving   corporation  or  pursuant  to  which  shares  of  the
               Corporation's   common  stock  would  be  converted   into  cash,
               securities  or  other  property,  other  than  a  merger  of  the
               Corporation  in which the  holders  of the  Corporation's  common stock immediately prior to the merger have the same proportionate
               ownership   of  common   stock  of  the   surviving   corporation
               immediately after the merger;

                    (C) there is a sale,  lease,  exchange or other transfer (in one transaction or a series of related  transactions)  of all, or substantially all, the assets of the Corporation,  or liquidation or dissolution of the Corporation;

                    (D)  the  Corporation  is a  party  to a  merger,  exchange, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately  prior to such  transaction or event  constitute less than a majority of the Board thereafter; or

                    (E) during any period of two consecutive years,  individuals who at  the  beginning  of  such  period  constituted  the  Board
               (including  for this purpose any new Director  whose  election or nomination  for  election by the  stockholders  was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

               (ii) "Disinterested  Director" means a Director who is not or was not a party to the proceeding in respect of which  indemnification  is sought by the Indemnitee.

               (iii) "Independent Counsel" means a law firm or a member of a law firm that neither  presently  is, nor in the past five years has been, retained to represent:

                    (A) the Corporation or the Indemnitee in any matter material to either such party; or

                    (B) any other party to the Proceeding giving rise to a claim for indemnification under this Article IV.

               Notwithstanding  the foregoing,  the term "Independent  Counsel,"
          shall not  include  any person  who,  under  applicable  standards  of
          professional   conduct,   would  have  a  conflict   of   interest  in
          representing  either the Corporation or the Indemnitee in an action to determine the Indemnitee's rights under this Article.

     SECTION  4.05.  Severability.  If any  provision of this Article N shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

                                      -16-

          (a)  the  validity,  legality  and  enforceability  of  the  remaining provisions of this Article IV (including,  without limitation, all portions of any Section of this Article IV containing  any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

          (b) to the fullest extent possible,  the provisions of this Article IV
     (including, without limitation, all portions of any Section of this Article
     IV  containing  any  such   provision  held  to  be  invalid,   illegal  or
     unenforceable,  that are not themselves invalid,  illegal or unenforceable)
     shall be  construed  so as to give effect to the intent  manifested  by the provision held invalid, illegal or unenforceable.

                                   ARTICLE V
                                 CAPITAL STOCK

     SECTION  5.01.  Stock  Certificates.  (a)  Every  holder  of  stock  in the
Corporation  shall be entitled to have a  certificate  certifying  the number of shares  owned by him or her in the  Corporation  and  designating  the class and series of stock to which such shares belong,  which  certificate shall otherwise be in such form as the Board shall prescribe and as provided in Section 5.01(d).
Each such certificate  shall be signed by, or in the name of, the Corporation by the Chairman or the President or any Vice President, and by the Treasurer or any
Assistant Treasurer or the Secretary or any Assistant Secretary.

          (b) If such  certificate  is  countersigned  by a transfer agent other than the  Corporation  or its  employee,  or by a registrar  other than the
     Corporation  or  its  employee,  the  signatures  of  the  officers  of the
     Corporation  may be  facsimiles,  and, if permitted by applicable  law, any other signature on the certificate may be a facsimile.

          (c) In case any  officer who has signed or whose  facsimile  signature has been placed  upon a  certificate  shall have ceased to be such  officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of issue.

          (d)   Certificates   of  stock  shall  be  issued  in  such  form  not
     inconsistent with the Articles of Incorporation. They shall be numbered and registered in the order in which they are issued.  No certificate  shall be issued until fully paid.

          (e) All certificates  surrendered to the Corporation shall be canceled
     (other than  treasury  shares) with the date of  cancellation  and shall be retained  by the  Chief  Financial  Officer,  together  with the  powers of attorney to transfer and the assignments of the shares  represented by such certificates, for such period of time as such officer shall designate.

     SECTION 5.02. Record Ownership. A record of the name of the person, firm or corporation and address of such holder of each certificate, the number of shares represented  thereby  and  the  date  of  issue  thereof  shall  be  made on the
Corporation's  books.  The Corporation  shall be entitled to treat the holder of

                                      -17-

record of any  share of stock as the  holder in fact  thereof,  and  accordingly shall not be bound to recognize  any  equitable or other claim to or interest in any share on the part of any  person,  whether or not it shall  have  express or other notice thereof, except as required by applicable law.

     SECTION  5.03.  Transfer of Record  Ownership.  Transfers of stock shall be made on the books of the orporation only by direction of the person named in the certificate or such person's attorney, lawfully constituted in writing, and only upon the surrender of the certificate  therefor and a written  assignment of the shares  evidenced  thereby.  Whenever  any  transfer  of stock shall be made for collateral security,  and not absolutely,  it shall be so expressed in the entry of the transfer if, when the  certificates  are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

     SECTION  5.04.   Lost  Stolen  or  Destroyed   Certificates.   Certificates
representing  shares of the stock of the Corporation shall be issued in place of any  certificate  alleged to have been lost,  stolen or destroyed in such manner and on such terms and conditions as the Board from time to time may authorize in accordance with applicable law.

     SECTION 5.05. Transfer Agent: Registrar: Rules Respecting Certificates. The
Corporation  shall maintain one or more transfer offices or agencies where stock of the Corporation  shall be transferable.  The Corporation  shall also maintain one or more registry offices where such stock shall be registered. The Board may adopt such rules and  regulations  as it may deem proper  concerning  the issue, transfer and  registration  of stock  certificates in accordance with applicable law.

     SECTION  5.06.  Fixing Record Date for  Determination  of  Stockholders  of
Record.

          (a) The Board may fix, in  advance,  a date as the record date for the purpose of determining the  stockholders  entitled to notice of, or to vote at, any  meeting of the  stockholders  or any  adjournment  thereof,  which record date shall not precede the date upon which the resolution fixing the record  date is adopted by the Board,  and which  record  date shall not be more than 60 days nor less than 10 days before the date of a meeting of the stockholders.  If no record date is fixed by the Board, the record date for determining  the  stockholders  entitled  to  notice  of  or to  vote  at a stockholders'  meeting  shall be at the close of  business  on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of  stockholders  shall apply to any  adjournment  of the meeting;  provided,  however,  that the Board may fix a new record date for the adjourned meeting.

          (b) The Board may fix, in  advance,  a date as the record date for the purpose of determining the stockholders  entitled to receive payment of any dividend or other  distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change,  conversion or exchange of stock,  or in order to make a  determination  of the  stockholders  for the purpose of any other lawful action, which record date shall not precede the date upon which the  resolution  fixing  the record  date is adopted by the
     Board,  and which record date shall not be more than 60 calendar days prior to such  action.  If no record date is fixed by the Board,  the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the Board  adopts the  resolution  relating thereto.

                                      -18-

          (c)  Unless  a  record  date  shall  have  previously  been  fixed  or determined  pursuant to this section,  whenever  action by  stockholders is
     proposed  to  be  taken  by  consent  in  writing   without  a  meeting  of
     stockholders,  the Board of Directors may fix a record date for the purpose of  determining  stockholders  entitled  to consent to that  action,  which record  date  shall not  precede,  and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of
     Directors and the prior action of the Board of Directors is not required by the NVBCL, the record date for determining stockholders entitled to consent to action in writing  without a meeting  shall be the first date on which a signed  written  consent  setting  forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office, its principal place of business,  or an officer or agent of the Corporation
     having   custody  of  the  books  in  which   proceedings  of  meetings  of
     stockholders  are  recorded.  Delivery  shall be by hand or by certified or registered mail,  return receipt  requested.  Delivery to the Corporation's principal  place of business  shall be  addressed  to the  president or the principal  executive  officer of the  Corporation.  If no record date shall have been fixed by the Board of Directors  and prior action of the Board of
     Directors  is  required  by the  NVBCL,  the  record  date for  determining stockholders  entitled  to consent  to action in writing  without a meeting shall  be at the  close of  business  on the  date on  which  the  Board of
     Directors adopts a resolution taking such prior action.

                                   ARTICLE VI
                       SECURITIES HELD BY THE CORPORATION

     SECTION 6.01. Voting. Unless the Board shall otherwise order, the Chairman, the President, any Executive Vice President, any Senior Vice President, any Vice
President,  the Chief Financial  Officer,  the Controller,  the Treasurer or the
Secretary shall have full power and authority, on behalf of the Corporation,  to attend,  act and vote at any meeting of the  stockholders  of any corporation in which the  Corporation may hold stock and at such meeting to exercise any or all rights and powers  incident to the  ownership  of such stock,  and to execute on behalf of the Corporation a proxy or proxies empowering another or others to act as aforesaid.  The Board from time to time may confer like powers upon any other person or persons.

     SECTION 6.02.  General  Authorization  to Transfer  Securities  Held by the
Corporation.

          (a)  Any  of  the  following  officers,  to  wit:  the  Chairman,  the
     President,  any Executive Vice President,  any Senior Vice  President,  any
     Vice President, the Chief Financial Officer, the Controller, the Treasurer,
     any Assistant Controller, any Assistant Treasurer, and each of them, hereby is authorized and empowered to transfer,  convert,  endorse,  sell, assign, set over and deliver any and all shares of stock, bonds, debentures, notes, subscription warrants, stock purchase warrants,  evidences of indebtedness, or other  securities  now or hereafter  standing in the name of or owned by the  Corporation,  and to make,  execute  and  deliver  any and all written instruments  of assignment  and transfer  necessary or proper to effectuate the authority hereby conferred.

          (b) Whenever  there shall be annexed to any  instrument  of assignment and transfer  executed  pursuant to and in  accordance  with the  foregoing
     Section 6.02(a), a certificate of the Secretary or any Assistant  Secretary in  office at the date of such  certificate  setting  forth the  provisions

                                      -19-

     hereof and stating that they are in full force and effect and setting forth the names of persons who are then officers of the corporation,  all persons to whom such instrument and annexed certificate shall thereafter come shall be entitled, without further inquiry or investigation and regardless of the date of  such  certificate,  to  assume  and to act in  reliance  upon  the assumption that (i) the shares of stock or other  securities  named in such instrument were theretofore duly and properly transferred,  endorsed, sold, assigned, set over and delivered by the Corporation,  and (ii) with respect to such securities,  the authority of the provisions of these Bylaws and of such officers is still in full force and effect.

                                  ARTICLE VII
                          DEPOSITARIES AND SIGNATORIES

     SECTION  7.01.  Depositaries.   The  Chairman,  the  President,  the  Chief
Financial   Officer  and  the  Treasurer   are  each   authorized  to  designate
depositaries for the funds of the Corporation deposited in its name or that of a
Division of the  Corporation,  or both, and the signatories with respect thereto in  each  case,  and  from  time  to  time,  to  change  such  depositaries  and signatories,  with the same force and effect as if each such  depositary and the signatories  with  respect  thereto  and changes  therein had been  specifically designated  or authorized by the Board;  and each  depositary  designated by the
Board or by the Chairman,  the  President,  the Chief  Financial  Officer or the
Treasurer shall be entitled to rely upon the certificate of the Secretary or any
Assistant  Secretary  of the  Corporation  or of a Division  of the  Corporation
setting  forth  the  fact  of such  designation  and of the  appointment  of the officers of the  Corporation  or of the Division or of both or of other  persons who are to be signatories with respect to the withdrawal of funds deposited with such  depositary,  or from time to time the fact of any change in any depositary or in the signatories with respect thereto.

     SECTION 7 .02. Signatories. Unless otherwise designated. by the Board or by the Chairman, the President,  the Chief Financial Officer or the Treasurer,  all
notes,  drafts,  checks,  acceptances,  orders for the  payment of money and all other negotiable instruments obligating the Corporation for the payment of money shall  be (a)  signed  by the  Treasurer  or any  Assistant  Treasurer  and  (b)
countersigned  by the  Controller  or any  Assistant  Controller,  or (c) either signed or  countersigned  by the Chairman,  the  President,  any Executive  Vice
President, any Senior Vice President or any Vice President in lieu of either the officers  designated  in clause (a) or the officers  designated in clause (b) of this Section 7.02.

                                  ARTICLE VIII
                                      SEAL

     The seal of the  Corporation  shall be in such  form and  shall  have  such content as the Board shall from time to time determine.

                                      -20-

                                   ARTICLE IX
                                  FISCAL YEAR

     The fiscal year of the  Corporation  shall end on March 31 in each year, or on such other date as the Board shall determine.

                                   ARTICLE X
                      WAIVER OF OR DISPENSING WITH NOTICE

          (a) Whenever  any notice of the time,  place or purpose of any meeting of the stockholders is required to be given by applicable law, the Articles of Incorporation  or these Bylaws, a written waiver of notice,  signed by a stockholder  entitled  to notice of a  stockholders'  meeting,  whether  by telegraph,  cable or other form of recorded  communication,  whether signed before  or  after  the  time  set  for a given  meeting,  shall  be  deemed equivalent to notice of such meeting. Attendance of a stockholder in person or by proxy at a stockholders'  meeting shall constitute a waiver of notice to such  stockholder of such meeting,  except when the stockholder  attends the meeting for the express  purpose of objecting  at the  beginning of the meeting to the  transaction  of any  business  because  the meeting was not lawfully called or convened.

          (b)  Whenever  any  notice of the time or place of any  meeting of the
     Board or Committee of the Board is required to be given by applicable  law, the Articles of  Incorporation  or these Bylaws, a written waiver of notice signed by a Director, whether by telegraph, cable or other form of recorded communication,  whether  signed  before  or after  the time set for a given meeting,  shall be deemed equivalent to notice of such meeting.  Attendance of a  Director  at a meeting  shall  constitute  a waiver of notice to such
     Director of such meeting.

          (c) No notice need be given to any person with whom  communication  is made  unlawful  by any law of the  United  States or any rule,  regulation, proclamation or executive order issued under any such law.

                                   ARTICLE XI
                   POLITICAL CONTRIBUTIONS BY THE CORPORATION

     The Corporation and its direct and indirect subsidiaries shall be permitted to make contributions or expenditures

          (a) in  connection  with the  election of any  candidate  for state or local political  office in jurisdictions  which permit such  contributions, including  contributions to any committee  supporting such a candidate,  to the extent such  contributions  or expenditures are permitted by applicable law, and

          (b) to the  extent  necessary  to  permit  in the  United  States  the
     expenditure   of   corporate   assets  for  the  payment  of  expenses  for
     establishing,  registering and administering any political action committee and of  soliciting  contributions  thereto,  all as  may be  authorized  by
     Federal or state laws.

                                  ARTICLE XII
                              AMENDMENT OF BYLAWS

     Subject to the provisions of the Articles of  Incorporation,  the Bylaws of

                                      -21-

the Corporation may be altered, amended or repealed at any annual meeting of the stockholders  (or at any special meeting thereof duly called for that purpose or by a consent adopted in writing by such  shareholders) by an affirmative vote of the shares of at least  seventy  percent (70%) of the voting power of all shares of the  Corporation  entitled to vote  generally in the  election of  directors, voting together as a single class; provided, that in the notice of such meeting, if any, notice of such purpose shall be given.  Subject to the laws of the State of Nevada, the Articles of Incorporation and the Bylaws of the Corporation,  the
Board of  Directors  may,  be majority  vote of those  present at any meeting at which a quorum is present,  amend the Bylaws of the  Corporation,  or enact such other Bylaws as in their  judgment may be advisable  for the  regulation  of the conduct of the affairs of the Corporation.

                                  ARTICLE XIII
                               OFFICES AND AGENT

          (a)  Registered  Office  and  Agent.  The  registered  office  of  the
     Corporation in the State of Nevada shall be 711 S. Carson,  Suite 4, Carson
     City,  Nevada 89701. The name of the registered agent is Resident Agents of
     Nevada.  Such registered  agent has a business  office  identical with such registered office.

          (b) Other Offices.  The Corporation shall also have an office at 12885
     North Research Blvd.,  Suite 202, Austin,  Texas 78750 and may have offices at such places,  either within or outside the State of Nevada, as the Board of  Directors  may from time to time  determine  or as the  business of the
     Corporation may require.

                                      -22-